Exhibit 99.1

MangoRx Addresses $49.3 Billion Global GLP-1 Market With Launch of Oral Semaglutide for Advanced Weight Loss Treatment

MangoRx aims to capitalize on growing demand for GLP-1 treatments to drive revenue growth and expand market share in the weight loss category

Dallas, Texas / October 1, 2024 — Mangoceuticals, Inc. (NASDAQ: MGRX) (“MangoRx” or the “Company”), a company focused on developing, marketing, and selling men’s health and wellness products via a secure telemedicine platform, proudly announces that its highly anticipated oral Semaglutide weight loss treatment marketed and branded under the name ‘Slim,’ is now available for purchase on the Company’s website at www.MangoRx.com. The launch of this product marks a key milestone in MangoRx’s expansion into the rapidly growing weight loss and weight management category.

According to the New England Journal of Medicine, Semaglutide, a GLP-1 (glucagon-like peptide-1) receptor agonist, has become widely recognized for its effectiveness in aiding weight loss by regulating appetite and promoting a feeling of fullness. MangoRx’s formulation, available as an oral dissolvable tablet (ODT) and compounded with Vitamin B6, offers patients a convenient option for managing their weight.

The Company anticipates leveraging the increasing demand for GLP-1 peptides (as discussed below), including Semaglutide, to increase revenues in the coming quarters. With what we believe is a significant market opportunity driven by rising awareness of GLP-1 treatments’ efficacy in weight management, we believe MangoRx is well-positioned to capitalize on this demand and expand its presence in the direct-to-consumer telemedicine space.

Jacob Cohen, CEO and Founder of MangoRx, commented, “the launch of our compounded oral Semaglutide treatment, or ‘Slim,’ is a direct result of our commitment to innovation and meeting the evolving needs of our customers. We are excited to deliver this product at a critical time when demand for GLP-1 peptides is soaring. Our telemedicine platform enables us to provide our customers with a seamless and secure experience, further enhancing our ability to serve the growing weight loss market.”

According to a study performed by Roots Analysis, the global GLP-1 market is projected to grow from $49.3 billion in 2024 to $157.5 billion by 2035, with the obesity segment expected to capture the majority share by 2035 due to rising obesity rates and demand for effective treatments. This trend underscores the significant market opportunity that MangoRx seeks to capitalize with its “Slim” compounded oral Semaglutide treatment. MangoRx is competitively pricing ‘Slim’ at $299 per month, offering patients an affordable and accessible weight loss treatment option.

Dr. Douglas Christianson, MangoRx’s Director of Medical Research and Product Innovation commented, “We believe that Semaglutide compounded in an ODT form not only offers a more patient friendly alternative to traditional injections but also sets MangoRx apart from the competition. By delivering the same therapeutic benefits through a convenient, needle-free oral dissolvable tablet, we make treatment more accessible and easier for patients. This commitment to innovative, non-invasive solutions, is what drives MangoRx’s distinction in the market, offering a superior experience without compromising efficacy.”

About MangoRx

MangoRx is focused on developing a variety of men’s health and wellness products and services via a secure telemedicine platform. To date, the Company has identified men’s wellness telemedicine services and products as a growing sector and especially related to the area of erectile dysfunction (ED), hair growth, hormone replacement therapies, and weight management. Interested consumers can use MangoRx’s telemedicine platform for a smooth experience. Prescription requests will be reviewed by a physician and, if approved, fulfilled and discreetly shipped through MangoRx’s partner compounding pharmacy and right to the patient’s doorstep. To learn more about MangoRx’s mission and other products, please visit www.MangoRx.com or on social media @Mango.Rx.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, our ability to meet Nasdaq’s minimum bid price requirement and other continued listing requirements of Nasdaq, including the fact that the Company does not currently comply with Nasdaq’s minimum bid price requirement; our ability to maintain the listing of our common stock on Nasdaq; our ability to commercialize our patent portfolio; our ability to obtain Comisión Federal para la Protección contra Riesgos Sanitarios for our ED product in Mexico, the costs thereof and timing associated therewith; our ability to obtain additional funding and generate revenues to support our operations; risks associated with our products which have not been, and will not be, approved by the U.S. Food and Drug Administration (“FDA”) and have not had the benefit of the FDA’s clinical trial protocol which seeks to prevent the possibility of serious patient injury and death; risks that the FDA may determine that the compounding of our products does not fall within the exemption from the Federal Food, Drug, and Cosmetic Act (“FFDCA Act”) provided by Section 503A; risks associated with related party relationships and agreements; the effect of data security breaches, malicious code and/or hackers; competition and our ability to create a well-known brand name; changes in consumer tastes and preferences; material changes and/or terminations of our relationships with key parties; significant product returns from customers, product liability, recalls and litigation associated with tainted products or products found to cause health issues; our ability to innovate, expand our offerings and compete against competitors which may have greater resources; our significant reliance on related party transactions and risks associated with related party relationships and agreements; the projected size of the potential market for our technologies and products; risks related to the fact that our Chairman and Chief Executive Officer, Jacob D. Cohen has significant voting control over the Company; risks related to the significant number of shares in the public float, our share volume, the effect of sales of a significant number of shares in the marketplace; dilution caused by recent offerings; conversion of outstanding shares of preferred stock and the rights and preferences thereof, the fact that we have a significant number of outstanding warrants to purchase shares of common stock and other convertible securities, the resale of which underlying shares have been registered under the Securities Act of 1933, as amended, dilution caused by exercises/conversions thereof, overhang related thereto, and decreases in the trading price of our common stock caused by sales thereof; our ability to build and maintain our brands; cybersecurity, information systems and fraud risks and problems with our websites; changes in, and our compliance with, rules and regulations affecting our operations, sales, marketing and/or our products; shipping, production or manufacturing delays; regulations we are required to comply with in connection with our operations, manufacturing, labeling and shipping; our dependency on third-parties to prescribe and compound our products; our ability to establish or maintain relations and/or relationships with third-parties; potential safety risks associated with our products, including the use of ingredients, combination of such ingredients and the dosages thereof; the effects of changing rates of inflation and interest rates, and economic downturns, including potential recessions, as well as macroeconomic, geopolitical, health and industry trends, pandemics, acts of war (including the ongoing Ukraine/Russian conflict and war in Israel) and other large-scale crises; our ability to protect intellectual property rights; our ability to attract and retain key personnel to manage our business effectively; overhang which may reduce the value of our common stock; volatility in the trading price of our common stock; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.

More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the three and six months ended June 30, 2024, and subsequent reports. These filings are available at www.sec.gov and at our website at https://www.mangoceuticals.com/sec-filings. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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FOR INVESTOR RELATIONS

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